Exhibit 99.1

AMF BOWLING WORLDWIDE, INC. AND SUBSIDIARIES

Pro forma Condensed Consolidated Balance Sheet

As of December 26, 2004

(In thousands)	As Reported in Form 10-Q dated 12/26/2004	Less Australia	Pro Forma Adjustments		Pro forma
Assets
Current assets:
Cash and cash equivalents	$31,284	$—	$43,994[2]		$75,278
Accounts and notes receivable, net	24,465	—	—		24,465
Inventories, net	31,854	—	—		31,854
Prepaid assets and other current assets	13,452	—	—		13,452
Assets held for sale	51,125	51,125	—		—

Total current assets	152,180	51,125	43,994		145,049
Property and equipment, net	268,537	—	—		268,537
Other assets	44,132	—	—		44,132

Total assets	$464,849	$51,125	$43,994		$457,718

Liabilities and Stockholder’s Equity
Current liabilities:
Accounts payable	$13,520	$—	$—		$13,520
Accrued expenses and other liabilities	75,658	—	1,120[3]		76,778
Current portion of long-term debt	1,559	—	—		1,559
Liabilities held for sale	10,011	10,011	—		—

Total current liabilities	100,748	10,011	1,120		91,857
Long-term debt, less current portion	239,967	—	—		239,967
Liabilities subject to resolution	213	—	—		213

Total liabilities	340,928	10,011	1,120		332,037
Stockholder’s equity:
Common stock ($0.01 par value, 1,000 shares authorized and outstanding)	—	—	—		—
Paid-in capital	133,716	—	—		133,716
Accumulated deficit	(5,945)	—	(645)[3]		(6,590)
Accumulated other comprehensive loss	(3,850)	—	2,405	[3]	(1,445)

Total stockholder’s equity	123,921	—	1,760		125,681

Total liabilities and stockholder’s equity	$464,849	—	—		$457,718

The accompanying notes are an integral part of these condensed consolidated financial statements.

AMF BOWLING WORLDWIDE, INC. AND SUBSIDIARIES

Pro Forma Unaudited Condensed Consolidated Statement of Operations

For the Three Months Ended December 26, 2004

(In millions)	As Reported in Form 10-Q dated 12/26/2004	Less Australia	Pro Forma
Operating revenue	$149.3	$—	$149.3
Operating expenses:
Cost of goods sold	39.4	—	39.4
Bowling center operating expenses	79.9	—	79.9
Selling, general and administrative expenses	15.7	—	15.7
Depreciation and amortization	10.7	—	10.7

Total operating expenses	145.7	—	145.7

Operating income (loss)	3.6	—	3.6
Non-operating (income) expenses:
Interest expense	6.7	—	6.7
Interest income	(0.3)	—	(0.3)
Other income, net	(0.2)	—	(0.2)

Total non-operating expenses	6.2	—	6.2

Loss from continuing operations before income taxes	(2.6)	—	(2.6)
Provision for income taxes	1.3	—	1.3

Loss from continuing operations	(3.9)	—	(3.9)
Discontinued operations:
Income (loss) from discontinued operations, net of tax	(0.3)	0.5	(0.8)
Gain on disposal, net of tax	30.2	30.2	—

Income (loss) from discontinued operations	29.9	30.7	(0.8)
Net income (loss)	$26.0	$30.7	$(4.7)

The accompanying notes are an integral part of these condensed consolidated financial statements.

AMF BOWLING WORLDWIDE, INC. AND SUBSIDIARIES

Pro Forma Unaudited Condensed Consolidated Statement of Operations

For the Six Months Ended December 26, 2004

(In millions)	As Reported in Form 10-Q dated 12/26/2004	Less Australia	Pro Forma
Operating revenue	$266.9	—	$266.9
Operating expenses:
Cost of goods sold	67.2	—	67.2
Bowling center operating expenses	163.8	—	163.8
Selling, general and administrative expenses	26.5	—	26.5
Asset impairment	1.3	—	1.3
Depreciation and amortization	21.9	—	21.9

Total operating expenses	280.7	—	280.7

Operating income (loss)	(13.8)	—	(13.8)
Non-operating (income) expenses:
Interest expense	13.2	—	13.2
Interest income	(0.3)	—	(0.3)
Other income, net	(4.8)	—	(4.8)

Total non-operating expenses	8.1	—	8.1

Loss from continuing operations before income taxes	(21.9)	—	(21.9)
Provision for income taxes	1.6	—	1.6

Loss from continuing operations	(23.5)	—	(23.5)
Discontinued operations:
Income (loss) from discontinued operations, net of tax	6.3	6.9	(0.6)
Gain on disposal, net of tax	30.2	30.2	—

Income (loss) from discontinued operations	36.5	37.1	(0.6)
Net income (loss)	$13.0	$37.1	$(24.1)

The accompanying notes are an integral part of these condensed consolidated financial statements.

Exhibit 99.1

AMF BOWLING WORLDWIDE, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Four Months Ended June 27, 2004

(In millions)	As Reported in Form 10-K dated 6/27/2004	Less Australia [4]	Pro Forma
Operating revenue	$219.5	$16.4	$203.1
Operating expenses:
Cost of goods sold	59.0	0.8	58.2
Bowling center operating expenses	133.0	11.2	121.8
Selling, general and administrative expenses	18.1	—	18.1
Restructuring, refinancing and other charges	0.8	—	0.8
Depreciation and amortization	20.8	2.0	18.8

Total operating expenses	231.7	14.0	217.7

Operating income (loss)	(12.2)	2.4	(14.6)
Non-operating (income) expenses:
Interest expense	8.4	—	8.4
Interest income	(0.2)	—	(0.2)
Other expense, net	0.3	(0.2)	0.5

Total non-operating (income) expenses	8.5	(0.2)	8.7

Income (loss) before reorganization items, net and income taxes	(20.7)	2.6	(23.3)
Reorganization items expense (income), net	(0.3)	—	(0.3)

Income (loss) before income taxes	(20.4)	2.6	(23.0)
Provision (benefit) for income taxes	(1.4)	0.1	(1.5)

Net income (loss)	$(19.0)	$2.5	$(21.5)

The accompanying notes are an integral part of these condensed consolidated financial statements.

AMF BOWLING WORLDWIDE, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Eight Months Ended February 29, 2004

(In millions)	As Reported in Form 10-K dated 6/27/2004	Less Australia [4]	Pro Forma
Operating revenue	$459.3	$33.3	$426.0
Operating expenses:
Cost of goods sold	93.2	3.9	89.3
Bowling center operating expenses	265.5	24.7	240.8
Selling, general and administrative expenses	48.0	—	48.0
Depreciation and amortization	41.2	4.5	36.7

Total operating expenses	447.9	33.1	414.8

Operating income	11.4	0.2	11.2
Non-operating (income) expenses:
Interest expense	24.2	—	24.2
Interest income	(0.5)	(0.1)	(0.4)
Loss on extinguishment of debt	35.3	—	35.3
Other (income) expense, net	(3.2)	0.4	(3.6)

Total non-operating (income) expenses	55.8	0.3	55.5

Income (loss) before income taxes	(44.4)	(0.1)	(44.3)
Provision for income taxes	3.4	(0.3)	3.7

Net income (loss)	$(47.8)	$0.2	$(48.0)

The accompanying notes are an integral part of these condensed consolidated financial statements.

AMF BOWLING WORLDWIDE, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL

STATEMENTS

1.	Basis of Presentation

The preceding unaudited pro forma condensed consolidated financial statements are based upon our historical results of operations and financial condition, adjusted to reflect the pro forma effect from the sale of our Australian bowling center operations. The historical consolidated financial information presented herein should be read in conjunction with the audited consolidated financial statements and notes in our Annual Report on Form 10-K for the year ended June 27, 2004 and with the unaudited condensed consolidated financial statements and notes in our Quarterly Report on Form 10-Q for the quarter ended December 26, 2004.

The preceding unaudited pro forma condensed consolidated financial statements do not include pro forma adjustments as a result of the merger of AMF Bowling Worldwide, Inc. and Kingpin Merger Sub, Inc., a wholly-owned subsidiary of Kingpin Holdings, LLC on February 27, 2004.

In the opinion of management, the accompanying unaudited pro forma condensed consolidated financial statements include all material adjustments necessary to reflect, on a pro forma basis, the impact of such disposition on our historical financial information. The adjustments are described in the notes below and are set forth in the “Pro Forma Adjustments” column.

The unaudited pro forma condensed consolidated financial information has been presented for information purposes only and is not indicative of any future results of operations or the results that might have occurred if the disposition had actually been completed on the indicated dates.

2.	Net cash proceeds from the sale of the bowling center operations in Australia. The purchase price is subject to certain post-closing adjustments.

3.	Non-recurring estimated gain on the sale $1.8 million (includes $2.4 million of deferred translation), net of estimated taxes of $1.1 million have been reflected in the pro forma balance sheet.

4.	The pro forma statement of operations gives effect to the sale of the bowling centers in Australia as if the transaction closed on June 30, 2003. The results of operations of the bowling centers in Australia have been removed from the pro forma income statement. The pro forma statement of operations does not include the estimated gain on sale or the estimated tax impact.